                                     FORM C

                                ESCROW AGREEMENT

                         (PERFORMANCE ESCROW AGREEMENT)

THIS AGREEMENT MADE IN TRIPLICATE THIS 5TH DAY OF DECEMBER, 1996.

AMONG:

                          BEN-ABRAHAM TECHNOLOGIES INC.
                          (HEREIN CALLED THE "ISSUER")

                                                               OF THE FIRST PART

                                     - AND -

                        MONTREAL TRUST COMPANY OF CANADA
                       (HEREIN CALLED THE "ESCROW AGENT")

                                                              OF THE SECOND PART

                                     - AND -

          AVI BEN-ABRAHAM, M.D., AVINOAM BEN-ABRAHAM, CHAIM BEN-ABRAHAM, MARGALIT LIPSKY, ANGELA HO, LOUIS W. SULLIVAN, M.D., MARBLEGATE HOLDINGS LIMITED, WAGNER-BARTAK HOLDINGS INC., ISLAND INVESTMENTS (SECURITIES) LTD., BRIAN MCLEAN, M.D., JOSEPH ARSENAULT, HENRY KOREN, IAN CAMPBELL, CATHLEEN URQUHART
                     (HEREIN CALLED THE "SECURITY HOLDERS")

                                                               OF THE THIRD PART


     WHEREAS the Security Holders are all the holders of Class A Special Shares and Class C Special Shares of BA Tech;

     AND WHEREAS BA Tech has entered into an arrangement agreement with Structured Biologicals Inc. ("SBI") whereby BA Tech and SBI will amalgamate to continue as called "Ben-

Abraham Technologies Inc." (the "Issuer") and BA Tech is entering into this Agreement in order that the Issuer will be bound by this Agreement;

     AND WHEREAS as a result of the amalgamation, the Security Holders will receive, in exchange for their shares of BA Tech, that number and class of shares of Amalco, set out in Schedule "A" attached to and forming part of this Agreement;

     AND WHEREAS in order to comply with the requirements of The Alberta Stock Exchange (the "Exchange"), the Security Holders are desirous of depositing in escrow certain securities in the Issuer owned or to be received by them;

     AND WHEREAS the Escrow Agent has agreed to undertake and perform its duties according to the terms and conditions hereof:

     NOW THEREFORE this Agreement witnesses that, in consideration of the sum of one dollar paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Security Holders jointly and severally covenant and agree with BA Tech and with the Escrow Agent, and BA Tech and the Escrow Agent covenant and agree with the other and with the Security Holders jointly and severally as follows:

     1. Where used in this Agreement, or in any amendment or supplement hereto, unless the context otherwise requires, the following words and phrases shall have the following ascribed to them below:

          (a) "R&D EXPENDITURES" means expenditures made for the purpose of research and/or development activities consistent with the activities defined in the

               Information Booklet of SBI dated October 23, 1996, whether made by the Issuer, its subsidiaries, affiliates or joint venture partners, including, without limitation, (i) direct research expenditures or expenditures on development of new technologies and products, (ii) the purchase of assets related to and to be used in these activities, (iii) expenditures related to the perfection and/or commercialization of these technologies, (iv) expenditures related to the seeking, obtaining or maintaining of any level of governmental or industry approvals, and (v) the direct or indirect costs of the acquisition of new technologies, or shares of corporations with developable technologies for further development by the Issuer;

          (b) "RELATED PARTY" means promoters, officers, directors, other insiders of the Issuer and any associates or affiliates of the foregoing.

     2. Each of the Security Holders hereby places and deposits in escrow with the Escrow Agent those of his securities in the Issuer which are represented by the certificates described in Schedule "A" and the Escrow Agent hereby acknowledges receipt of those certificates. The Security Holders agree to deposit in escrow any further certificates representing securities in the Issuer which he may receive as a stock dividend on securities hereby escrowed, and to deliver to the Escrow Agent immediately on receipt thereof the certificates for any such further securities and any replacement certificates which may at any time be issued for any escrowed securities.

     3. The Parties hereby agree that, subject to the provisions of paragraph 6 herein, the securities and the beneficial ownership of or any interest in them and the certificate representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the written consent of the Exchange given to the Escrow Agent or except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Escrow Agent shall hold the said certificates subject to this Agreement, for whatever person or company shall be legally entitled to become the registered owner thereof.

     4. The Security Holders direct the Escrow Agent to retain their respective securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation thereof, without the written consent of the Exchange. The Escrow Agent accepts the responsibilities placed on it by this Agreement and agrees to perform them in accordance with the terms of this Agreement and the written consents, orders or directions of the Exchange.

     5. Any Security Holder applying to the Exchange for a consent for a transfer within escrow shall, before applying, give reasonable notice in writing of his intention to the Issuer and the Escrow Agent.

     6.

          (a) Subject to subparagraph (b) the Exchange will consent to the release from escrow of one share of the Issuer for each U.S. $0.50 of R&D Expenditures that the Issuer has incurred since the date of the amalgamation, provided that if the Subordinate

               Voting Shares are listed on a recognized stock exchange or on NASDAQ and have traded at a price of more than U.S. $3.00 the Exchange will consent to the release from escrow of one share of the Issuer for each U.S. $0.25 of R&D Expenditures that the Issuer has incurred since the date of the amalgamation.

          (b) No shares shall be released from escrow pursuant to clause (a) unless either (i) the holder has first exercised his right to acquire Subordinate Voting Shares or Class B Shares by paying to the Issuer U.S. $0.25 per share or (ii) the Security Holder first undertakes not to sell, assign or transfer the shares to be released from escrow without first exercising such right (or causing the transferee to do so immediately upon the transfer), unless the Exchange otherwise consents.

          (c) The Exchange will consent to the release from escrow of 500,000 shares upon the completion of the Subscription Agreement as defined in the Information Booklet of SBI dated October 23, 1996.

          (d)  Releases under subparagraphs (a) and (c) shall be cumulative.

          (e) Subject to the approval of the Exchange, nothing contained herein shall prevent the Security Holders from depositing their escrowed securities into a take-over bid, as such term is defined in Part XX of the Securities Act (Ontario), as amended. The Security Holders or any one of them may direct the Escrow Agent to tender any or all of their respective escrowed securities to the offer under the take-over bid by delivery of signed acceptances to the take-over bid to the Escrow Agent in respect of any or all of the Security Holders' escrowed securities. The

               Escrow Agent shall thereupon tender certificates for the specified number of Security Holders' escrowed securities to the offeror under the bid together with such signed acceptances to such take-over bid. The tender of Security Holders' escrowed securities by the Escrow Agent shall be subject to the escrow herein and, if such Escrowed Securities or any part thereof are accepted by the offeror, the Escrow Agent shall thereafter hold such shares for the offeror in accordance with this Agreement.

          (f) Any release from escrow under paragraph 6(a) shall be made pursuant to a written application on behalf of the Issuer or the Security Holders, which application shall be accompanied by evidence of the R&D Expenditures incurred in a form satisfactory to the Exchange or such other evidence of entitlement to release as is appropriate in the circumstances. Application for release may only be made twice per year.

          (g) All shares released from escrow shall, unless otherwise directed by the Exchange, be distributed as Avi Ben-Abraham shall determine, until he shall no longer have any shares held in escrow, and thereafter PRO RATA.

          (h) Notwithstanding the other provisions of this paragraph 6, the minimum number of shares to be released from escrow in any year shall be one fifth of the original number of shares held in escrow.

          (i) Notwithstanding any other provision hereof, if there is a major breakthrough in the development or commercialization of the technology of the Issuer, such that the business or prospects of the Issuer are significantly improved, the Security Holders may apply to the Exchange for the release of additional shares from escrow.

          (j) For the purposes of determining whether the Exchange has granted its consent or approval, the Escrow Agent shall be entitled to rely exclusively on written notice from the Exchange.

     7. A release from escrow of all or part of the escrowed securities shall terminate this Agreement only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

     8. The Security Holders shall, if a dividend is declared while the Escrowed Shares or any of them continue to be held in escrow under this Agreement, renounce and release any right to receive payment of the dividend on the shares then held in escrow.

     9. If the Issuer is wound up and any securities remain in escrow under this Agreement at the time when a distribution of assets to holders of securities is made by the liquidator, the Security Holders shall assign their right to receive that part of the distribution which is attributable to the escrowed securities to the Escrow Agent, for the benefit of, and in trust for the persons and companies who are then holders of free securities in the Issuer rateably in proportion to their holdings.

     10. If the Subordinate Voting Shares cease to be listed on the Exchange (other than as a result of suspension or involuntary delisting), this Agreement shall terminate and any shares then remaining in escrow shall be automatically released from escrow.

     11. Notwithstanding paragraphs 6 and 10, any shares remaining in escrow on the fifth anniversary of the date of this Agreement, unless otherwise exempted in writing by the Exchange, shall be cancelled by the Escrow Agent within six months following the said fifth anniversary.

     12. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

     13. The Issuer and each Security Holder hereby agree, jointly and severally, to indemnify and hold harmless the Escrow Agent from and against any liability, loss, claim, action, cost and expense, including legal fees and disbursements (collectively, the "Liabilities"), which may be asserted against the Escrow Agent arising from or out of this Agreement; provided that the Issuer and each Security Holder shall not be required to indemnify the Escrow Agent in the event that such Liabilities are a result of the gross negligence or willful misconduct of the Escrow Agent. This provision shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

     14. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance. The Issuer agrees to pay the Escrow Agent's proper charges for its services as Escrow Agent of this escrow.

     15. If the Escrow Agent should wish to resign, it shall give at least three months' notice to the Issuer which may, with the written consent of the Exchange, by writing appoint another Escrow Agent in its place and such appointment shall be binding on the Security Holders, and the new Escrow Agent shall assume and be bound by the obligations of the Escrow Agent hereunder.

     16. The covenants of the Security Holders with the Issuer in this Agreement are made with the Issuer both in its own right and as Escrow Agent for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

     17. Any notice to be given pursuant to the provisions hereof shall be deemed to have been validly given if reduced to writing and either mailed by prepaid ordinary post or delivered to the party to whom the same is to be given at the following applicable address:

          (a)  to the Issuer:

               Ben-Abraham Technologies Inc.
               372 Bay Street
               Suite 302
               Toronto, Ontario
               M5H 2W9
               Attention:     President
               Facsimile No.  (416) 364-6725

          (b)  to the Escrow Agent:

               Montreal Trust Company of Canada
               151 Front Street West
               Suite 605
               Toronto, Ontario
               M5J 2N1

               Attention:     Manager, Corporate Trust Services
               Facsimile No.  (416) 981-9777


          (c) to a Security Holder at the address shown for such Security Holder on Appendix "A"

          or to such other address as the parties to whom such notice or communication is to be given shall have last designated to the party giving the same in the manner specified in this paragraph 17.


     18. The Escrow Agent shall be fully protected in acting and relying reasonably upon any written notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as "Documents") furnished to it and signed by any person required to or entitled to execute and deliver to the Escrow Agent any such Documents in connection with this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine. The Escrow Agent will have no responsibility for the genuineness or validity of any security, document or other thing deposited with it.

     19. The Escrow Agent shall have no duties or responsibilities except as expressly provided in this Agreement and shall have no liability or responsibility arising under any other Agreement, including any Agreement referred to in this Agreement, to which the Escrow Agent is not a party.

     20. The Escrow Agent may retain legal counsel and advisors as may be reasonably required for the purpose of discharging its duties or determining its rights under this Agreement, and may rely and act upon the advice of such counsel or advisor. The Issuer shall pay or reimburse the Escrow Agent for any reasonable fees, expenses and disbursements of such counsel or advisors.

     21. This Agreement shall be governed by the laws of Ontario and the laws of Canada applicable therein.

     22. This Agreement may be executed in several parts of the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

     23. Whenever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

     24. This Agreement shall inure to the benefit of and be binding on the parties to this Agreement and each of their heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF the Issuer and Escrow Agent have caused their respective corporate seals to be hereto affixed and the Security Holders have hereto set their respective hands and seals.


                              BEN-ABRAHAM TECHNOLOGIES INC.


                              Per:  /s/ Avi Ben-Abraham, M.D.
                                  --------------------------------------------
                                                                          c/s
                              Per: /s/
                                  --------------------------------------------


                              MONTREAL TRUST COMPANY OF CANADA


                              Per: /s/
                                  --------------------------------------------
                                                                           c/s
                              Per: /s/ M. Brady
                                  ---------------------------------------------

/s/                           /s/ Avi Ben-Abraham, M.D.
---------------------------   -------------------------------------------------
Witness to the signature of       AVI-BEN-ABRAHAM, M.D.


/s/ Paul G. Findlay           /s/ Avi Ben-Abraham, M.D. under Power of Attorney
---------------------------   -------------------------------------------------
Witness to the signature of       For AVINOAM BEN-ABRAHAM


/s/ Paul G. Findlay           /s/ Avi Ben-Abraham, M.D. under Power of Attorney
---------------------------   -------------------------------------------------
Witness to the signature of       For CHAIM BEN-ABRAHAM


/s/ Paul G. Findlay           /s/ Avi Ben-Abraham, M.D. under Power of Attorney
---------------------------   -------------------------------------------------
Witness to the signature of       For MARGALIT LIPSKY


/s/ Paul G. Findlay           /s/ Avi Ben-Abraham, M.D. under Power of Attorney
---------------------------   -------------------------------------------------
Witness to the signature of       For ANGELA HO


/s/ Debra J. Francis          /s/ Louis W. Sullivan, M.D.
---------------------------   -------------------------------------------------
Witness to the signature of       LOUIS W. SULLIVAN, M.D.

                              MARBLEGATE HOLDINGS LIMITED


                              By:  /s/ Bryan E.W. Gransden, Sole Director
                                 ----------------------------------------------


                              WAGNER-BARTAK HOLDINGS INC.


/s/ Avi Ben-Abraham, M.D.     By:  /s/ Claus G.J. Wagner-Bartak, Ph.D.
                                 ----------------------------------------------


                              ISLAND INVESTMENTS (SECURITIES) LTD.

                              By: /s/ Avi Ben-Abraham under Power of Attorney
                                 ----------------------------------------------

                              /s/ Brian McLean
/s/ Paul G. Findlay           /s/ Avi Ben-Abraham under Power of Attorney
---------------------------   -------------------------------------------------
Witness to the signature of       For BRYAN MACLAIN, M.D.


/s/ Paul G. Findlay           /s/ Avi Ben-Abraham under Power of Attorney
---------------------------   -------------------------------------------------
Witness to the signature of       For JOSEPH ARSENAULT


/s/ Avi Ben-Abraham           /s/ Henry Koren
---------------------------   -------------------------------------------------
Witness to the signature of       HENRY KOREN


/s/ Avi Ben-Abraham          /s/ Ian Campbell
---------------------------   -------------------------------------------------
Witness to the signature of      IAN CAMPBELL


/s/ Avi Ben-Abraham           /s/ Cathleen Urquhart
---------------------------   -------------------------------------------------
Witness to the signature of       CATHLEEN URQUHART

                                  SCHEDULE "A"

to agreement dated the 5th day of December, 1996 and made among Ben-Abraham Technologies Inc., Montreal Trust Company of Canada and some security holders of Ben-Abraham Technologies Inc. therein called the "Security Holders."

                                                                 CERTIFICATE
                                              NUMBER OF          NUMBERS OF
      NAME AND            TYPE OF            SECURITIES          SECURITIES
      ADDRESS           SECURITIES            ESCROWED            ESCROWED
-------------------------------------------------------------------------------
Avi Ben-Abraham,          Class A           17,000,000            CA-5
M.D.

Avinoam Ben-              Class A              877,135             CA-6
Abraham

Chaim Ben-Abraham         Class A            1,000,000             CA-7

Island Investments        Class A            1,000,000       CA-9, 10, 11, 12,
(Securities) Ltd.(4)                                                 13

Angela Ho                 Class C            1,000,000             CC-12

Louis W. Sullivan,        Class C            1,000,000             CC-2
M.D.

Avi Ben-Abraham,          Class C              800,000             CC-3
M.D.(1)

Wagner-Bartak             Class C              405,715             CC-4
Holdings Inc.(2)

Brian McLean, M.D.        Class C               50,000             CC-6

                                                                 CERTIFICATE
                                              NUMBER OF          NUMBERS OF
      NAME AND             TYPE OF           SECURITIES          SECURITIES
      ADDRESS            SECURITIES           ESCROWED            ESCROWED
-------------------------------------------------------------------------------
Joseph Arsenault          Class C             50,000               CC-7

Henry Koren               Class C            200,000               CC-8

Ian Campbell              Class C             10,000               CC-9

Cathleen Urquhart         Class C              7,150               CC-10

Avi Ben-Abraham,          Class C            250,000               CC-11
M.D. (3)                                  ----------
                                          23,650,000

(1) The beneficial owner is Marblegate Holdings Limited, a corporation controlled by Bryan E.W. Gransden

(2) The beneficial owner is Dr. Claus G.J. Wagner-Bartak

(3) The beneficial owner is George Bush

(4) The beneficial owner is Michael Kadoorie